UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TriQuint Semiconductor, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRIQUINT SEMICONDUCTOR, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Shareholder Meeting to be held on 05/21/08

Proxy Materials Available

• Notice of 2008 Annual Meeting of Stockholders

• 2008 Proxy Statement

• Annual Report to Stockholders for the year ended December 31, 2007

• Proxy Card

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/07/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) located on the following page available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See The Reverse Side For Meeting Information and Instructions on How to Vote

R2TSI1

Meeting Information

Meeting Type: Annual Meeting Date: 05/21/08 Meeting Time: 4:00 P.M. PDT For holders as of: 03/31/08

Meeting Location:

TriQuint Semiconductor, Inc. 2300 N.E. Brookwood Pkwy. Hillsboro, OR 97124

Meeting Directions:

For Meeting Directions Please Visit: http://www.triquint.com/contacts/locations/portland.cfm

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Telephone

To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

R2TSI2

Voting items

THE BOARD OF DIRECTORS OF TRIQUINT SEMICONDUCTOR, INC. RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS

Nominees:

01) Dr. Paul A. Gary 05) Dr. Walden C. Rhines 02) Charles Scott Gibson 06) Steven J. Sharp 03) Nicolas Kauser 07) Willis C. Young 04) Ralph G. Quinsey

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2. To ratify the audit committee’s appointment of KPMG LLP as TriQuint’s independent registered public accounting firm for the year ending December 31, 2008.

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

For Against Abstain

Additional items

Sign on reverse side

R2TSI3

Annual Meeting of Stockholders to be held on May 21, 2008

The stockholder(s) hereby appoint(s) Ralph G. Quinsey and Steven J. Buhaly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TriQuint Semiconductor, Inc. (“TriQuint”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 pm, Pacific Time on May 21, 2008, at 2300 NE Brookwood Pkwy, Hillsboro, OR, 97124 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

Signature 1 - (Please sign on line)

Signature 2 - (Joint Owners)

Date - (Please print date)

R2TSI4